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                                                              EXHIBIT 10.4.3

                  THIRD AMENDMENT TO NETOBJECTS LICENSE AGREEMENT
                              Agreement Number: L97063

     Third Amendment, effective December 16, 1997 (the "Amendment) to the NetObjects License Agreement, dated March 18, 1997 (the "Agreement"), between NetObjects Corporation with an address at 602 Galveston Drive, Redwood City, California 94063 ("NETOBJECTS") and International Business Machines Corporation with an address at Route 100, Somers, New York 10589 ("IBM"). All capitalized terms and definitions used in this Amendment and not otherwise defined herein shall have the meanings given them in the Agreement.

     In consideration of the covenants and agreements contained herein, the parties hereto agree to amend the Agreement as follows:

I.   EXHIBIT A OF THE AGREEMENT IS HEREBY AMENDED AS FOLLOWS.

     The definition of Object Code Licensed Work is hereby deleted in its entirety and replaced with the following:

"Object Code Licensed Work: NETOBJECTS Fusion ("Fusion"), Team Fusion ("Team Fusion") and all future updates, versions, successor products and derivative works of each of the foregoing products."

II.  THE FOLLOWING IS HEREBY ADDED TO THE AGREEMENT AS SECTION 11.

     11.0  LOCALIZATION OF LICENSED WORK

     11.1 NETOBJECTS grants to IBM, a nonexclusive, worldwide right and license, without right to sublicense (except to its Subsidiaries and subcontractors), to use the Licensed Work in source code form and related documentation and specifications solely for the purpose of enabling it and translating it into all IBM Group 1 languages (attached as Appendix A), (the "Translated Versions"). Each Translated Version shall be deemed a Derivative Work as defined in the Agreement. The rights and licenses granted by NETOBJECTS to IBM under this Section 11.1 include the right of IBM to authorize or sublicense its Subsidiaries and subcontractors, to exercise any of the rights granted to IBM hereunder. The Translated Versions shall be created by Lotus Development Corporation, a wholly owned subsidiary of IBM ("LOTUS").

     11.2 Promptly following execution of this Amendment, NETOBJECTS AND LOTUS shall jointly develop and agree upon a project plan (the "Project Plan") for creation of the Translated Versions. NETOBJECTS shall provide engineering and business assistance to LOTUS, as may be required, to support LOTUS in completing the work under the Project Plan. The Project Plan shall include a projected budget for the total cost of developing the Translated Versions (the "Budget"), projected expenses for each Translated Version, and the projected date of completion for each Translated Version. In the fourth quarter of each calendar year, LOTUS shall provide NETOBJECTS with an updated Budget and an estimate of the expenditures for the coming year. Any changes to the Budget and/or completion dates, shall be agreed to in advance by both parties.


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     11.3  TRANSLATION COST.  Lotus shall track the amount spent developing the
Translated Versions and shall submit the amount to NETOBJECTS in quarterly invoices. The total amount spent by LOTUS, on the Translated Versions, from the date the development work begins until December 31, 1999 shall be referred to herein as the ("Translation Cost").

     11.4 Lotus shall perform the development work to enable Fusion, version 2, to be translated. Until December 31, 1999, Lotus shall be responsible for translating Fusion into the IBM Group 1 languages; thereafter, NETOBJECTS may elect to have Lotus continue the translation work or may seek an alternative vendor.

     11.5 NETOBJECTS shall own all rights, title and interest in and to the Translated Versions. LOTUS hereby assigns and transfers to NETOBJECTS all ownership rights it may have in the Translated Versions. LOTUS shall transfer source code and the Translated Versions to NETOBJECTS upon completion of agreed to Project Plan for each language.

     11.6  ENABLEMENT OF FUSION 3.0.
     (a) Ninety (90) days after first customer ship of Fusion 3.0, NETOBJECTS shall deliver to Lotus a version of Fusion 3.0 that is fully enabled for international use and ready for translation. LOTUS and IBM shall assist NETOBJECTS by consulting on this process and by providing NETOBJECTS with a copy of Lotus' enablement procedures contained in the "ISV Development Checklist" which is attached as Exhibit A and incorporated by reference.
     (b) In the event that NETOBJECTS is unable to deliver the fully-enabled version of Fusion 3.0 in the time frame provided above, Lotus may, at its option, enable Fusion 3.0 and the cost of such development work shall be included in the Translation Cost.

     11.7.  DISTRIBUTION.

     (a) NETOBJECTS hereby grants IBM a nonexclusive, worldwide, irrevocable license during the Term (as defined in Section 8.1) to use, execute, reproduce, display, perform, transfer, distribute, transmit and sublicense the Translated Versions in Object Code form, in any medium or distribution technology whatsoever, whether now known or hereafter invented. The rights and licenses granted by NETOBJECTS to IBM under this Section 11.8 include the right of IBM to authorize or sublicense its Subsidiaries, subcontractors, and Distributors to exercise any of the rights granted to IBM hereunder.
     (b) NETOBJECTS will establish an Estimated Retail Price ("ERP") for each of the Translated Versions.
     (c) Maintenance and support for the Licensed Works shall be provided, in accordance with Exhibit F of the Agreement.


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11.8  REPAYMENT.
      (a) NETOBJECTS shall reimburse IBM by giving it a [***] percent ([***]%) discount off of royalties owed, under the Agreement, for sales of the Licensed Work in markets outside of the U.S. (the "Royalty Discount"). The cumulative Royalty Discount shall be tracked and reported to NETOBJECTS on a quarterly basis. The Royalty Discount shall be IBM's sole means of recovering the Translation Cost.
      (b) If on or before December 31, 1999, the cumulative Royalty Discount is equal to or greater than the Translation Cost multiplied by [***], then the Translation Cost will have been repaid in full and Royalty Discount shall no longer remain in effect.
      (c) Between December 31, 1999 and December 31, 2000, if the cumulative Royalty Discount is equal to or greater than the Translation Cost multiplied by [***], then the Translation Cost will have been repaid in full and the Royalty Discount shall no longer remain in effect.
      (d) If on or before December 31, 2000, the cumulative Royalty Discount is not equal to or greater than the Translation Cost multiplied by [***], then IBM shall continue to receive the Royalty Discount until such time as the cumulative Royalty Discount equals the Translation Cost multiplied by [***].

     11.9 PUBLIC ANNOUNCEMENTS.

     Prior to execution of this Amendment, neither party shall make any public announcements about this Amendment or the parties' discussions without the other party's prior written consent. The parties agree that any announcements concerning this Amendment shall be a mutually agreed upon joint announcement.

     The Agreement remains in full force and effect in accordance with its terms, except as such terms have been expressly modified by this Amendment. In the event of any conflict between the terms of this Amendment and the terms of
the Agreement, this Amendment shall control.   This Amendment constitutes the
entire understanding of the parties with respect to its subject matter and merges and supersedes all prior communications, understandings and agreements between the parties concerning the subject matter hereof. This Agreement shall not be modified except by a writing subsequently dated, signed on behalf of each party by a duly authorized representative.

     Executed by the authorized representatives of the parties as of the date first set forth above.


 NETOBJECTS, INC.                        INTERNATIONAL BUSINESS MACHINES
                                         CORPORATION
 By:                                     By:


 Name:                                   Name:


 Title:                                  Title:

 Date:_________________________________   Date:_________________________________


*** Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.